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                                                                    EXHIBIT 10.7

                                     TEKELEC
                            SCHEDULE OF DISTRIBUTORS
                        SUBJECT TO STANDARD INTERNATIONAL
                             DISTRIBUTION AGREEMENT


       DISTRIBUTOR                                      TERRITORY

       Altech Instruments Pty, Ltd.                     South Africa
       Bynet                                            Israel
       Eagle Telecom                                    Puerto Rico
       Euro Tech Far East, Ltd.                         Hong Kong
       Grupo Ingedigit                                  Venezuela
       Heli-Ocean Technology                            Taiwan
       Industrial Electro-Communications, Inc.          Philippines
       KDC Corporation                                  South Korea
       Lagercrantz Communication                        Sweden
       Medcom, S.A. de C.V.                             Mexico
       MIBO Integra                                     Slovenia
       Nichecom                                         New Zealand
       Oy Alkas AB                                      Finland, Baltics
       Reycom Electronica SRL                           Argentina
       Sintel                                           Norway, Denmark
       ST Computer Systems                              Singapore
       Tekelec Australia, Pty. Ltd.                     Australia
       Tekelec China                                    China
       Tekelec Espana, SA                               Spain and Portugal
       Tekelec Airtronic SPA                            Italy
       Tekelec Airtronic B.V.                           The Netherlands,Luxembourg,Belgium
       Tekelec Airtronic GMBH                           Germany
       Tekelec-Airtronic, S.A.                          France
       Twintech Design Co. Ltd.                         Thailand